SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           October 22, 2004

PLUMAS BANCORP

(Exact Name of Registrant as Specified in its Charter)

California	000-49883	75-2987096
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

35 S. Lindan Avenue, Quincy, California	95971
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (530) 283-7305

(Former name or former address, if changed since last report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

(a)	PRESS RELEASES. On October 22, 2004, Plumas Bancorp issued a press release containing unaudited financial information and announcement of a semiannual cash dividend. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated into this report by reference.

Item 9.01. Financial Statements and Exhibits

(b)	Exhibits

Exhibit 99.1.	Press Release dated October 22, 2004 containing unaudited financial information and announcement of a semiannual cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Plumas Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PLUMAS BANCORP
Date: October 22, 2004	By:	/s/ William E. Elliott
William E. Elliott
Chief Executive Officer

EXHIBITS

99.1.	Press Release dated October 22, 2004 containing unaudited financial information and announcement of a semiannual cash dividend.